UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06142

Exact name of registrant as specified in charter:	Aberdeen Japan Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Item 1 –  Report to Stockholders

The Report to Shareholders is attached herewith.

Aberdeen Japan Equity Fund, Inc.

Annual Report
October 31, 2014

Aberdeen

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Annual Report which covers the activities of Aberdeen Japan Equity Fund, Inc. (formerly, The Japan Equity Fund, Inc.) (the “Fund”) for the twelve month period ended October 31, 2014. The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Japanese equity securities.

Change in Investment Manager

Following approval at a meeting of stockholders held December 19, 2013 (as described below), Aberdeen Asset Management Asia Limited, a direct wholly-owned subsidiary of Aberdeen Asset Management PLC (together with its affiliates “Aberdeen”) assumed responsibility for the investment management of the Fund on January 6, 2014.

Aberdeen has been managing North American registered closed-end funds since 2000. Aberdeen is a global asset management group managing assets for both private clients and institutional investors from 33 offices around the world. Aberdeen is one of the world’s largest independent asset management firms, responsible for the management of more than $525.9 billion in assets as of September 30, 2014.

Including the Fund, Aberdeen serves as the investment manager or sub-adviser to 16 North American registered closed-end funds aggregating $5.4 billion in total gross assets as of September 30, 2014, coupled with 16 U.K. registered closed-end investment trusts funds aggregating $19.5 billion total assets as of September 30, 2014.

Your Fund is managed by Aberdeen’s Asian Equity Team (“the Team”), led by Hugh Young, which has been investing in the Asia Pacific region since 1985. The Team is comprised of 42 members based predominantly in Singapore, but with investment representatives located across the region in Hong Kong, Bangkok, Kuala Lumpur, Sydney and Tokyo.

Change in Legal Entity Name

On May 1, 2014, the Board of Directors of the Fund announced it had approved a name change for the Fund in order to align the Fund more closely with its investment manager and to differentiate the Fund in a competitive market with many known brands. The Fund’s investment objective and NYSE ticker symbol, JEQ, remained unchanged.

Total Return Performance

For the twelve months ended October 31, 2014, the total return to stockholders of the Fund based on the net asset value (“NAV”) of the Fund was 11.8%, assuming reinvestment of dividends and distributions, versus a return of -0.3% for the Fund’s benchmark, the Tokyo Stock Price Index Fund (“TOPIX”), on a U.S. dollar basis.1

Share Price and NAV

For the twelve months ended October 31, 2014, based on market price, the Fund’s total return was 10.1% assuming reinvestment of dividends and distributions. The Fund’s share price increased 7.8% over the twelve months, from $6.83 on October 31, 2013 to $7.36 on October 31, 2014. The Fund’s share price on October 31, 2014 represented a discount of 10.9% to the NAV per share of $8.26 on that date, compared with a discount of 9.5% to the NAV per share of $7.55 on October 31, 2013.

Discount Management Program

Effective December 12, 2014, the Fund’s Board of Directors approved revisions to the Fund’s Discount Management Program to authorize management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s Semi-Annual and Annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and

1                The Tokyo Stock Price Index (TOPIX) is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. The TOPIX Index shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Japan Equity Fund, Inc.	1

Stockholder Letter (unaudited) (concluded)

without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our stockholders, I invite you to visit the Fund on the web at www.aberdeenjeq.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from our portfolio managers around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our stockholders information with any other organizations.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Please contact Aberdeen Asset Management Inc. by:

•         Calling toll free at 1-866-839-5205 in the United States;

•         Emailing InvestorRelations@aberdeen-asset.com;

•         Visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usClosed/home; or

•         Visiting www.aberdeenjeq.com.

Yours sincerely,

/s/ Alan Goodson

Alan Goodson

President

2	Aberdeen Japan Equity Fund, Inc.

Report of the Investment Manager (unaudited)

As of January 6, 2014, Aberdeen Asset Management Asia Limited assumed investment management responsibility from Daiwa SB Investments (USA) Ltd., a subsidiary of Daiwa SB Investments (Tokyo), for The Japan Equity Fund, Inc. As of May 1, 2014, the Fund name was changed to Aberdeen Japan Equity Fund, Inc.

Market review

Japanese equities, as measured by the Tokyo Stock Price Index (TOPIX), rose during the 12-month reporting period ended October 31, 2014, partly supported by optimism over “Abenomics”1 and a weaker yen. Market sentiment was also boosted by the cabinet’s plan to lower corporate taxes and better-than-expected corporate earnings releases. The Bank of Japan’s move to step up the expansion of its yearly asset purchases lifted sentiment towards the end of the period. The Bank of Japan’s quantitative easing coincides with the Government Pension Investment Fund’s (GPIF) restructuring of its asset allocation, substantially cutting the portion of Japanese government bonds in its portfolio while raising its exposure to equities.

However, the market gains were not reflected on the macroeconomic front; data releases disappointed as the consumption tax hike in April continued to weigh on sentiment. Second-quarter gross domestic product (GDP) decreased by an annualized rate of 1.6% versus the previous quarter because of inventory adjustments and weaker-than-expected private consumption. Although some major Japanese companies raised wages for the first time in years, the hikes were not commensurate with the rise in consumer prices.

The weaker yen was a double-edged sword over the period. On one hand, it contributed to the improved outlook among large manufacturers in the quarter ended September 30, 2014. Conversely, domestic market sentiment was negatively affected by rising import costs. Regarding politics, Prime Minister Shinzo Abe responded to calls of delayed structural reforms by reshuffling two-thirds of his cabinet in September. However, the subsequent resignations of two key ministers undercut the public’s support for the administration, resulting in lower approval ratings.

Fund performance review

The primary stock contributors to Fund performance for the reporting period included Chugai Pharmaceutical, Pigeon Corp., and Daito Trust Construction. Chugai Pharmaceutical benefited from optimism over its drug pipeline, as well as strong royalty income from its parent, Roche Group. Baby products maker Pigeon outperformed after announcing positive sales of higher-margin baby bottles in China. Shares of Daito Trust Construction were boosted by a repurchase of up to 1.71 million shares, which brought overall shareholder returns to around 80% of net profits. The company declared a commemorative dividend of ¥20 (approximately US$0.17) per share for the fiscal year ending March 2015 in observance of the 40th anniversary of its founding.

Conversely, the Fund’s holdings in technology media company Yahoo Japan and Honda Motor detracted from performance for the during the reporting period. Yahoo Japan was hampered by investors’ worries over the growth of its core advertising business. Shares of Honda Motor declined due to ongoing recalls and the resulting downward revision in its full-year 2014 sales outlook.

Outlook

With the Bank of Japan’s expansion of monetary easing and the end of the U.S. Federal Reserve’s stimulus measures, the divergence between major central banks’ monetary policies has become more pronounced, in our view. The immediate effect has been a decline in the value of the yen against major currencies, particularly the U.S. dollar, to a seven-year low. As of early November 2014, the resignations of high-profile ministers, a sudden economic slowdown and an upcoming snap election2 were complicating key policy decisions ahead, in our opinion, including the postponing of raising sales taxes from 8% to 10% in October 2015. The decision to hike taxes, part of the Abe administration’s effort for fiscal consolidation, has been contentious. We believe that an increase in taxes may potentially lead to a derailing of the administration’s growth program – and, ultimately, influence the popularity of the administration.

Aberdeen Asset Management Asia Limited

1      “Abenomics” refers to Japanese Prime Minister Shinzo Abe’s fiscal stimulus and monetary easing program.

2     An election that is called earlier than expected. It generally refers to an election in a parliamentary system called when not required (either by law or convention), usually to capitalize on a unique electoral opportunity or to decide a pressing issue.

Aberdeen Japan Equity Fund, Inc.	3

Portfolio Composition (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. An industry classification standard sector can include more than one industry. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

As of October 31, 2014, the Fund held 99.0% of its net assets in equities, 0.5% in a short-term investment and 0.5% in other assets in excess of liabilities.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of October 31, 2014:

Name of Security	Percentage of Net Assets

Shin-Etsu Chemical Co. Ltd.	5.4%
Keyence Corp.	4.8%
FANUC Corp.	4.7%
Japan Tobacco, Inc.	4.4%
Nabtesco Corp.	4.1%
Seven & I Holdings Co. Ltd.	4.0%
Canon, Inc.	3.8%
Toyota Motor Corp.	3.7%
Chugai Pharmaceutical Co. Ltd.	3.3%
East Japan Railway Co.	3.3%

4	Aberdeen Japan Equity Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes average annual Fund performance compared to the TOPIX, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2014.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	11.8%	12.8%	7.8%	3.7%
Market Value	10.1%	12.8%	8.9%	2.8%
TOPIX	-0.3%	8.9%	6.0%	3.4%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenjeq.com or by calling 866-839-5205.

The net operating expense ratio based on the fiscal year ended October 31, 2014 is 1.04%.

Aberdeen Japan Equity Fund, Inc.	5

Statement of Investments

As of October 31, 2014

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS—99.0%(a)
COMMON STOCKS—99.0%
CONSUMER DISCRETIONARY—16.3%
26,500	Aisin Seiki Co. Ltd.	$ 882,682
95,000	Asics Corp.	2,224,608
35,200	Denso Corp.	1,613,343
81,000	FCC Co. Ltd.	1,378,525
92,200	Honda Motor Co. Ltd.	2,947,563
69,700	Resorttrust, Inc.	1,680,380
14,900	Shimano, Inc.	1,975,820
70,800	Toyota Motor Corp.	4,260,544
97,500	USS Co. Ltd.	1,534,455
		18,497,920
CONSUMER STAPLES—20.0%
67,000	Calbee, Inc.	2,346,631
147,700	Japan Tobacco, Inc.	5,039,382
73,100	Mandom Corp.	2,452,273
49,000	Pigeon Corp.	3,054,530
51,000	San-A Co. Ltd.	1,719,151
116,000	Seven & I Holdings Co. Ltd.	4,530,507
154,500	Unicharm Corp.	3,592,657
		22,735,131
FINANCIALS—11.3%
73,000	AEON Financial Service Co. Ltd.	1,525,596
481,000	Bank of Yokohama Ltd. (The)	2,779,815
176,000	Daibiru Corp.	1,982,551
24,100	Daito Trust Construction Co. Ltd.	3,002,878
90,000	Mitsubishi Estate Co. Ltd.	2,292,728
59,000	Suruga Bank Ltd.	1,233,475
		12,817,043
HEALTH CARE—9.7%
41,100	Asahi Intecc Co. Ltd.	1,883,572
230,000	Astellas Pharma, Inc.	3,569,712
119,500	Chugai Pharmaceutical Co. Ltd.	3,735,897
41,600	Sysmex Corp.	1,775,909
		10,965,090
INDUSTRIALS—18.6%
348,000	Amada Co. Ltd.	3,039,268
34,300	Daikin Industries Ltd.	2,144,027
47,300	East Japan Railway Co.	3,694,283
30,500	FANUC Corp.	5,375,191
39,500	Makita Corp.	2,211,964
194,000	Nabtesco Corp.	4,694,894
		21,159,627
INFORMATION TECHNOLOGY—10.4%
141,200	Canon, Inc.	4,332,038
11,400	Keyence Corp.	5,524,241
560,000	Yahoo Japan Corp.	2,017,462
		11,873,741

6	Aberdeen Japan Equity Fund, Inc.

Statement of Investments (concluded)

As of October 31, 2014

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
MATERIALS—9.6%
183,000	Kansai Paint Co. Ltd.	$ 2,797,437
90,000	Nippon Paint Holdings Co. Ltd.	2,043,660
95,400	Shin-Etsu Chemical Co. Ltd.	6,123,593
		10,964,690
TELECOMMUNICATION SERVICES—3.1%
54,400	KDDI Corp.	3,572,418
	Total Long-Term Investments—99.0% (cost $102,917,571)	112,585,660

Par Amount

SHORT-TERM INVESTMENT—0.5%
$603,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 10/31/2014, due 11/03/2014 repurchase price $603,000, collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $618,392	603,000
	Total Short-Term Investment—0.5% (cost $603,000)	603,000
	Total Investments—99.5% (cost $103,520,571)(b)	113,188,660
	Other Assets in Excess of Liabilities—0.5%	533,614
	Net Assets—100.0%	$113,722,274

(a)   Unless otherwise noted, all securities are fair valued. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)  See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	7

Statement of Assets and Liabilities
As of October 31, 2014

Assets
Investments, at value (cost $102,917,571)	$112,585,660
Repurchase agreement, at value (cost $603,000)	603,000
Cash	193
Dividends receivable	600,475
Prepaid expenses	43,978
Total assets	113,833,306
Liabilities
Investment management fees payable (Note 3)	29,868
Administration fees payable (Note 3)	15,577
Legal fees and expenses (Note 3)	9,878
Director fees payable	5,692
Investor relations fees payable (Note 3)	5,472
Accrued expenses	44,545
Total liabilities	111,032

Net Assets	$113,722,274
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 137,600
Paid-in capital in excess of par	102,989,051
Undistributed net investment income	672,301
Accumulated net realized gain from investments and foreign currency transactions	274,200
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	9,649,122
Net Assets	$113,722,274
Net asset value per common share based on 13,760,083 shares issued and outstanding	$ 8.26

See Notes to Financial Statements.

8	Aberdeen Japan Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2014

Net investment income:

Income
Dividends (net of foreign withholding taxes of $179,998)	$ 1,623,729
1,623,729

Expenses:
Investment management fee (Note 3)	354,589
Administration fee (Note 3)	200,843
Reports to stockholders and proxy solicitation	103,192
Legal fees and expenses (Note 3)	95,760
Directors’ fees and expenses	89,761
Independent auditors’ fees and expenses	75,775
Investor relations fees and expenses (Note 3)	54,117
Insurance expense	39,376
Listing fee	27,584
Transfer agent’s fees and expenses	24,193
Custodian’s fees and expenses	18,955
Miscellaneous	31,387
Total expenses	1,115,532

Net investment income	508,197
Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) from:
Investment transactions	12,612,421
Foreign currency transactions	(76,720)
12,535,701

Net change in unrealized appreciation/(depreciation) on:
Investments	(1,321,168)
Foreign currency translation	(18,510)
(1,339,678)
Net gain from investments and foreign currency related transactions	11,196,023
Net Increase in Net Assets Resulting from Operations	$11,704,220

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	9

Statements of Changes in Net Assets

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

Increase/(decrease) in net assets from operations:

Operations:
Net investment income	$ 508,197	$ 952,123
Net realized gain from investment transactions	12,612,421	12,183,265
Net realized loss from foreign currency transactions	(76,720)	(266,147)
Net change in unrealized appreciation/(depreciation) on investments	(1,321,168)	14,785,735
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(18,510)	25,327
Net increase in net assets resulting from operations	11,704,220	27,680,303

Distributions to stockholders from:
Net investment income	(2,099,767)	(925,395)
Net decrease in net assets from distributions	(2,099,767)	(925,395)

Capital Stock Transactions:
Reinvestment of dividends resulting in the issuance of 63,456 and 25,203 shares of common stock, respectively	431,502	147,183
Repurchase of common stock under the discount management policy (476,887 and 187,121, respectively)	(3,271,992)	(1,247,369)
Change in net assets from capital stock transactions	(2,840,490)	(1,100,186)
Net increase/(decrease) in net assets	6,763,963	25,654,722

Net assets:
Beginning of year	106,958,311	81,303,589
End of year (including accumulated net investment income of $672,301 and $1,203,821, respectively)	$113,722,274	$106,958,311

See Notes to Financial Statements.

10	Aberdeen Japan Equity Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$7.55	$5.67	$6.01	$6.30	$6.02
Net investment income	0.04	0.07	0.05	0.04	0.03
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.79	1.87	(0.34)	(0.27)	0.29
Total from investment operations	0.83	1.94	(0.29)	(0.23)	0.32
Distributions from:
Net investment income	(0.15)	(0.06)	(0.05)	(0.06)	(0.04)
Impact due to discount management policy	0.03	–	–	–	–
Net asset value, end of year	$8.26	$7.55	$5.67	$6.01	$6.30
Market value, end of year	$7.36	$6.83	$5.00	$5.35	$5.44

Total Investment Return Based on(b):
Market value	10.11%	38.11%	(5.56% )	(0.76% )	7.44%
Net asset value	11.79%	34.63%	(4.66% )	(3.74% )	5.41%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (in millions)	$113.7	$107.0	$81.3	$86.9	$91.0
Net operating expenses	1.04%	1.08%	1.49%	1.38%	1.37%
Net investment income	0.47%	0.97%	0.88%	0.71%	0.49%
Portfolio turnover	98%	100%	110%	59%	43%

(a)  Based on average shares outstanding.

(b)  Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

Amounts listed as “–“ are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	11

Notes to Financial Statements

October 31, 2014

1. Organization

Aberdeen Japan Equity Fund, Inc. (formerly, The Japan Equity Fund, Inc.) (the “Fund”) was incorporated in Maryland on July 12, 1990 under its original name “The Japan Emerging Equity Fund, Inc.” and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. The Fund’s objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (TOPIX).

On March 4, 2014, the Board of Directors of the Fund (the “Board”) approved a name change for the Fund, effective May 1, 2014, in order to align the Fund more closely with its investment manager and to differentiate the Fund in a competitive market with many known brands. The Fund’s investment objective and NYSE ticker symbol, JEQ, remain the same.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds

(“ETF”s) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon other significant observable inputs, including unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs

12	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments	$–	$112,585,660	$–	$112,585,660
Short-Term Investment	–	603,000	–	603,000
Total	$–	$113,188,660	$–	$113,188,660

Amounts listed as “–” are $0 or round to $0.

The Fund held no Level 3 securities at October 31, 2014.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the fiscal year ended October 31, 2014, there were no transfers between Level 1 and Level 2.

For the fiscal year ended October 31, 2014, there have been no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting agreements with the counterparty, Fixed Income Clearing Corp. The Fund held a repurchase agreement of $603,000 as of October 31, 2014. The value of the related collateral exceeded the value of the repurchase agreement at October 31, 2014.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)        market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange at the Valuation Time; and

(ii)     purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of

Aberdeen Japan Equity Fund, Inc.	13

Notes to Financial Statements (continued)

October 31, 2014

equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Investment transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

f. Federal Income Taxes:

The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. As of October 31, 2014, the Fund did not have any unrecognized tax benefits. The Fund’s federal tax returns for the current and prior four fiscal years remain subject to examination by the Internal Revenue Service.

The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 7.147% to December 31, 2013 and 10.0% from January 1, 2014 to December 31, 2014 on interest and dividends paid to the Fund by Japanese corporations.

3. Agreements and Transactions with Affiliates

a. Investment Manager and Investment Adviser:

As of January 6, 2014, the Fund entered into an Investment Management Agreement (the “Management Agreement”) with Aberdeen Asset Management Asia Limited (“AAMAL” or the “Manager”) replacing Daiwa SB Investments (U.S.A.) Ltd. (the “Former Manager”) and Daiwa SB Investments LTD (the “Former Adviser”).

Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund’s assets. For such investment services, the Fund pays the Manager at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund’s average weekly Managed Assets. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. In addition, the Fund has agreed to reimburse the Manager for all out-of-pocket expenses related to the Fund. For the fiscal year ended October 31, 2014, no such expenses were paid to the Manager or the Former Manager/Adviser. For the

14	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

period November 1, 2013 to January 5, 2014, the Fund paid the Former Manager $56,094 and for the period January 6, 2014 to October 31, 2014 the Fund paid AAMAL $298,495; these amounts are aggregated the Statement of Operations.

b. Administrator and Other Related Parties:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee, payable quarterly by the Fund at an annual rate of 0.20% of the first $60 million of the Fund’s average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million.

Prior to January 6, 2014, the Board had also approved the payment of the administrative compliance expense for the Fund in the amount of $75,000 per annum to AAMI, for services provided by AAMI staff in implementing the Fund’s compliance management system and the Fund’s compliance review program. This amount is included in the administration fee in the Fund’s Statement of Operations. This fee was terminated with the transition to AAMAL as Investment Manager. For the fiscal year ended October 31, 2014, AAMI earned $200,843 from the Fund for administration fees.

c. Investor Relations:

Effective March 4, 2014, the Board approved an Investor Relations Services Agreement. Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional stockholders; responds to specific stockholder questions; and reports activities and results to the Board and management detailing insight into general stockholder sentiment.

During the fiscal year ended October 31, 2014, the Fund incurred investor relations fees of approximately $37,256. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

d. Other Agreements:

During the fiscal year ended October 31, 2014, the Fund incurred $95,760 for legal services, in connection with the Fund’s on-going operations to a law firm in which the Fund’s Assistant Secretary is a consultant.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2014 were $105,134,723 and $109,048,896, respectively.

5. Capital

There are 30 million shares of $0.01 par value common stock authorized. During the fiscal year ended October 31, 2014, the Fund repurchased 476,887 shares pursuant to its Discount Management Program and reinvested 63,456 shares pursuant to its Dividend and Reinvestment Cash Purchase Plan. As of October 31, 2014, there were 13,760,083 shares of the Fund outstanding

6. Discount Management Program

Effective December 12, 2014, the Fund’s Board of Directors approved revisions to the Fund’s Discount Management Program to authorize management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value.

Prior to December 12, 2014, the Fund’s Discount Management Program authorized management, from time to time and to the extent permitted by law, to repurchase up to 10% of the Fund’s outstanding shares in open market transactions for each twelve-month period ended October 31. Such purchases were made when the Fund’s shares traded at a discount to NAV of 9% or more and the daily average discount from the Fund’s NAV for the five-day period ending the prior day was 9% or more. 476,887 shares were repurchased by the Fund pursuant to the Discount Management Program during the fiscal year ended October 31, 2014.

The Board of Directors authorized the Discount Management Program in order to potentially enhance share liquidity and increase Stockholder value through the potential accretive impact of the purchases to the

Aberdeen Japan Equity Fund, Inc.	15

Notes to Financial Statements (continued)

October 31, 2014

Fund’s NAV. There is no assurance that the Fund will purchase shares in any specific amounts.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$103,520,571	$12,382,631	$(2,714,542)	$9,668,089

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 was as follows:

	October 31, 2014	October 31, 2013
Distributions paid from:
Ordinary Income	$2,099,767	$925,395
Total tax character of distributions	$2,099,767	$925,395

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income – net	$672,298
Undistributed long-term capital gains – net	274,200
Total undistributed earnings	$946,498
Capital loss carryforward	–	*
Other temporary differences	3
Unrealized appreciation/(depreciation)	9,649,122
Total accumulated earnings/(losses) – net	$10,595,623

*          During the fiscal year ended October 31, 2014, the Fund utilized a capital loss carryforward of $11,201,451. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be

16	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2014

more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or longterm capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to investments in passive foreign investment companies. These reclassifications have no effect on net assets or net asset values per share.

Undistributed net investment income	Accumulated net realized gain from investments and foreign currency transactions
$1,060,050	$(1,060,050)

10. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2014.

On December 19, 2014 the Fund announced that it will pay, on January 12, 2015, a distribution of $0.06945 per share to all stockholders of record as of December 31, 2014.

Aberdeen Japan Equity Fund, Inc.	17

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of

Aberdeen Japan Equity Fund, Inc. (formerly The Japan Equity Fund, Inc.)

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Japan Equity Fund, Inc. (formerly The Japan Equity Fund, Inc.) (hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 23, 2014

18	Aberdeen Japan Equity Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by Aberdeen Japan Equity Fund, Inc. during the fiscal year ended October 31, 2014:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/17/14	0.148600	–	–	0.148600	0.010976	0.159576	0.148600	0.148600

(1)  The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)  The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Results of Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on Monday, June 9, 2014 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To re-elect one director to serve as a Class III director for three year term or until his successor is duly elected and qualifies:

	Votes For	Votes Against
Richard J. Herring	11,893,569	262,966

Directors whose term of office continued beyond this meeting are as follows: Martin J. Gruber, David G. Harmer and Rahn K. Porter. Additionally, at a meeting of the Board of Directors held on June 10, 2014 the Board approved the appointment of Radhika Ajmera as a Class I Director to serve until the next Annual General Meeting to be held in 2015.

Aberdeen Japan Equity Fund, Inc.	19

Dividend Reinvestment and Cash Purchase Plan (Unaudited)

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available by calling the Plan Agent at (866) 669-9903 or by writing Aberdeen Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semiannually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and

August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

20	Aberdeen Japan Equity Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

As of October 31, 2014

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Radhika Ajmera c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1964	Director, Audit Committee Member	Since 2014; current term ends at the 2015 annual Meeting	Ms. Ajmera has been an independent consultant since 2008 and provides consulting services to firms in the financial sector. Ms. Ajmera has over twenty years’ experience in fund management, predominantly in emerging markets.	1	-

Martin J. Gruber 229 S. Irving Street Ridgewood, N.J. 07450 Year of Birth: 1937	Chairman of Board of Directors, Audit Committee Member	Since 1992; current term ends at the 2015 annual Meeting	Mr. Gruber has been a Professor Emeritus and Scholar in Residence at the Leonard N. Stern School of Business, New York University, since 2010. He was previously a Professor of Finance at New York University, from 1965 to 2010.	2	Trustee National Bureau of Economic Research, since 2005

David G. Harmer 10911 Ashurst Way Highlands Ranch, CO 80130-6961 Year of Birth: 1943	Director, Audit Committee Member	Since 1997; current term ends at the 2016 annual Meeting	Prior to retiring, Mr. Harmer was the Director of Community and Economic Development, City of Ogden, Utah, from 2005 to 2008.	2	-

Richard J. Herring c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1946	Director, Audit Committee Member	Since 2007; current term ends at the 2017 annual Meeting	Mr. Herring has been the Jacob Safra Professor of International Banking and Professor, Finance Department, at The Wharton School, University of Pennsylvania, since 1972. He is also the Founding Director, Wharton Financial Institutions Center since 1994; Co-chair of the Shadow Financial Regulatory Committee, since 2000; and Executive Director of the Financial Economists Roundtable, since 2008. He is a member of the Systemic Risk Council and the FDIC’s Systemic Resolution Advisory Council.	2	Trustee Deutsche Asset Management Funds (and certain Predecessor funds), since 1990; Independent Director of Barclays Bank Delaware, since 2010

Aberdeen Japan Equity Fund, Inc.	21

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Rahn K. Porter 944 East Rim Road Franktown, CO 80116 Year of Birth: 1954	Director, Audit Committee Chairman	Since 2007; current term ends at the 2016 annual Meeting	Mr. Porter has been the Interim Chief Executive Officer since 2014 and Chief Financial Officer of The Colorado Health Foundation since 2013. Previously he was Senior Vice President and Treasurer, Qwest Communications International Inc., from 2008 to 2011. He also served as Senior Vice President of Investor Relations, Qwest Communications International Inc. from 2007 to 2008.	2	Director, CenturyLink Investment Management Company (formerly Qwest Asset Management Company), since 2006; Director, BlackRidge Financial Inc., since March, 2005.

*    Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc., have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager, and may thus be deemed to be part of the same “Fund Complex.” Information Regarding Officers who are not Directors

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	Since September 2012

Currently, Head of Product US, overseeing both Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since September 2012

Currently, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since September 2012

Currently, Head of Fund Administration-US and Vice President for AAMI (since 2009). Prior to joining Aberdeen in 2009, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

22	Aberdeen Japan Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since September 2012

Currently, Head of Product Management for AAMI (since 2009). Ms. Kennedy joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Gary Marshall* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1961	Vice President	Since September 2012

Currently Chief Executive Officer Scottish Widows Investment Partnership (“SWIP”). Previously Head of Americas for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, chief executive of Aberdeen Asset Management Life and Pensions Ltd. and Chief Executive Officer of AAMI. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since September 2012	Currently, Global Head of Legal for Aberdeen (2012) and Vice President and Director for AAMI. Ms. Nichols joined AAMI in 2006.

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since September 2012

Currently, Group Head of Product Development for Aberdeen Asset Management PLC and Director of Aberdeen Managers Limited. Previously Director and Vice President (from 2006 to 2008), Chief Executive Officer (from 2005 to 2006), Chief Executive Officer (from 2005 to 2006) and employee (since 2005) of AAMI.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since September 2012	Currently Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007 as U.S. Fund Counsel.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since March 2014

Currently, Senior Fund Administration Manager for AAMI. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008. Prior to joining AAMI, Ms. Ferrari was an Accounting Analyst at Delaware Investments.

Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since September 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.

Aberdeen Japan Equity Fund, Inc.	23

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Leonard Mackey, Jr.* 31 West 52nd Street New York, NY 10019-6131 Year of Birth: 1950	Assistant Secretary	Since 2004	Consultant, since 2007 and Partner from 1983 to 2007 in the law firm of Clifford Chance US LLP.

Sofia Rosala* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Deputy Chief Compliance Officer	Since March 2014

Currently, Deputy Funds CCO/U.S. Counsel for AAMI. She joined Aberdeen as U.S. Counsel in 2012. Prior to that, Ms. Rosala served as Counsel for Vertex, Inc. (2011-2012) and Senior Associate at Morgan, Lewis & Bockius from 2008-2011.

*    As of October 2014, Messrs. Pittard, Cotton, Marshall Goodson and Mackey and Mses. Nichols, Melia, Kennedy, Sitar, Hasson, Ferrari and Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc., each of which may also be deemed to be a part of the same “Fund Complex.”

24	Aberdeen Japan Equity Fund, Inc.

Corporate Information

Directors

Radhika Ajmera

Martin J. Gruber, Chairman

David G. Harmer

Richard J. Herring

Rahn K. Porter

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer

Sofia Rosala, Vice President – Deputy Chief Compliance Officer

Andrea Melia, Treasurer

Megan Kennedy, Vice President and Secretary

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Leonard B. Mackey, Jr., Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Transfer Agent and Registrar

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Iron Street, 5th Floor
Boston, MA 02210

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Japan Equity Fund, Inc. are traded on the NYSE under the symbol “JEQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenjeq.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Japan Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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JEQ-ANNUAL

Item 2 - Code of Ethics.

As of October 31, 2014, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).  During the period covered by this report, there were no material changes to the Code of Ethics.  During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.  A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 - Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Rahn K. Porter, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Porter as the Audit Committee’s financial expert. Mr. Porter is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

(a)  - (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2014	$65,180	$0	$10,695	$0
October 31, 2013	$63,280	$0	$9,800	$0

(1) Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)         The  Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(2)         None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PwC for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended October 31, 2013 was $1,009,023. The aggregate fees billed by PWC for non-audit services rendered to the Registrant and any Covered Service Providers for the fiscal year ended October 31, 2014 was $2,300,584.

(h) The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 - Audit Committee of Listed Registrants.

(a)         The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2014, the audit committee members were:

Martin J. Gruber

David G. Harmer

Richard J. Herring

Rahn K. Porter

(b)         Not applicable

Item 6 -  Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit C and policies of the Investment Manager are included as Exhibit D.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 7, 2015.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.

Currently Managing Director, Asia Pacific and group head of equities as well as a member of the executive committee responsible for Aberdeen’s day-to-day running. Co-founded Singapore-based Aberdeen Asia in 1992 having been recruited in 1985 to manage Asian equities from London.

Adrian Lim Senior Investment Manager Equities - Asia	Responsible for Asian equities portfolio management.

Currently a Senior Investment Manager of Asian Equities. Joined Aberdeen from Murray Johnstone in December 2000. He was previously an associate director at Arthur Andersen advising clients on mergers & acquisitions in South East Asia. He moved from private equity to the Asian Equities team in July 2003.

Ai-Mee Gan Assistant Investment Manager Equities - Asia	Responsible for Asian equities portfolio management.

Currently an Assistant Investment Manager of Asian Equities.Joined Aberdeen in April 2009. BCom in Accounting & Finance and BSc in Information Systems from University of Melbourne. A member of Institute of Chartered Accountants of Australia. Previously she was a senior associate with Transaction Advisory Services, at Ernst & Young.

Chou Chong Investment Director Equities - Asia	Responsible for company research and oversight of portfolio construction.

Currently an Investment Director of Asian Equities. Joined Aberdeen in 1994 as a Graduate Trainee. After becoming a director, from 2001, he spent time in Sydney, Australia restructuring portfolios and turning around performance. In 2003, he transferred to London to lead the Pan-European equity desk and in June 2008, Chou returned to Singapore and joined the Asian Equities Team.

Flavia Cheong Investment Director Equities - Asia	Responsible for company research and oversight of portfolio construction.

Currently an Investment Director of Asian Equities. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

(a)(2) The information in the table below is as of October 31, 2014.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	21	$13,518.17	0	$0

	Pooled Investment Vehicles	82	$58,553.28	2	$398.26

	Other Accounts	132	$46,938.58	16	$5,017.36

	Registered Investment Companies	21	$13,518.17	0	$0
Adrian Lim
	Pooled Investment Vehicles	82	$58,553.28	2	$398.26

	Other Accounts	132	$46,938.58	16	$5,017.36

Ai-Mee Gan	Registered Investment Companies	21	$13,518.17	0	$0

	Pooled Investment Vehicles	82	$58,553.28	2	$398.26

	Other Accounts	132	$46,938.58	16	$5,017.36

Chou Chong	Registered Investment Companies	21	$13,518.17	0	$0

	Pooled Investment Vehicles	82	$58,553.28	2	$398.26

	Other Accounts	132	$46,938.58	16	$5,017.36

Flavia Cheong	Registered Investment Companies	21	$13,518.17	0	$0

	Pooled Investment Vehicles	82	$58,553.28	2	$398.26

	Other Accounts	132	$46,938.58	16	$5,017.36

Total Assets are as of October 31, 2014 and have been translated into U.S. Dollars at a rate of £1.00 = 1.60.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2014
Hugh Young	$0
Adrian Lim	$0
Ai-Mee Gan	$0
Chou Chong	$0
Flavia Cheong	$0

(b)  Not applicable.

Item 9 -  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1, 2013 through November 30, 2013	34,575	$6.91	34,575	1,382,776
December 1, 2013 through December 31, 2013	8,609	$6.84	43,184	1,374,167
January 1, 2014 through January 31, 2014	10,742	$6.64	53,926	1,363,425
February 1, 2014 through February 28, 2014	32,264	$6.53	86,190	1,331,161
March 1, 2014 through March 31, 2014	30,064	$6.51	116,254	1,301,097
April 1, 2014 through April 30, 2014	67,749	$6.44	184,003	1,233,348
May 1, 2014 through May 31, 2014	50,034	$6.58	234,037	1,183,314
June 1, 2014 through June 30, 2014	50,340	$7.03	284,377	1,132,974
July 1, 2014 through July 31, 2014	50,405	$7.23	334,782	1,082,569

August 1, 2014 through August 31, 2014	39,599	$7.26	374,381	1,042,970
September 1, 2014 through September 30, 2014	39,500	$7.21	413,881	1,003,470
October 1, 2014 through October 31, 2014	63,006	$6.84	476,887	940,464
Total	476,887	$6.84	--	--

1   The Board of Directors approved a share repurchase program for the Fund that went into effect May 17, 2012.  Under the program, the Fund will repurchase shares of its common stock in the open market on any day that the closing price of the Fund’s shares on the New York Stock Exchange on the prior day represents a discount from the Fund’s net asset value of 9% or more and the daily average discount from the Fund’s net asset value over the five-day period ending the prior day is 9% or more. On each day that shares are repurchased, the Fund will repurchase shares to the maximum extent permitted by law unless the Fund’s management determines that such a repurchase would be detrimental to the Fund and its stockholders. On each day that shares are repurchased, in addition to the limits set forth above, the Fund will repurchase shares only at times that the market price represents a discount of 9% or more from the Fund’s closing NAV on the prior day. The Fund is authorized to repurchase during each twelve-month period ended October 31 up to 10% of its shares of common stock outstanding as of October 31 the prior year. The number of shares in columns (c) and (d) represent the aggregate number of shares purchased under the plan at each month end and the total number of shares that may still be purchased under the plan at each month end, respectively.

Effective December 12, 2014, the Fund’s Board of Directors approved revisions to the Fund’s Discount Management Program to authorize management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value.

Item 10  -  Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)   The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)   There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -  Exhibits.

(a)(1)      Code of Ethics of the Registrant for the period covered by this report as required by Item 2(f) of this Form N-CSR.

(a)(2)      The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)      Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)           Proxy Voting Policy of Registrant.

(d)           Proxy Voting Policy and Procedures of Investment Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Japan Equity Fund, Inc.

By: /s/ Alan Goodson

Alan Goodson

Principal Executive Officer of

Aberdeen Japan Equity Fund, Inc.

Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Alan Goodson

Alan Goodson

Principal Executive Officer of

Aberdeen Japan Equity Fund, Inc.

Date: January 7, 2015

By: /s/ Andrea Melia

Andrea Melia

Principal Financial Officer of

Aberdeen Japan Equity Fund, Inc.

Date: January 7, 2015